UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VALUENCE MERGER CORP. I
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2024

Valuence Merger Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41304	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Orinda Way, Suite 100D

Orinda, CA 94563

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 340-0222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VMCAU	Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001	VMCA	Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VMCAW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the adjournment of the Meeting is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that such other filing specifically incorporates such information by reference.

Item 8.01 Other Events.

On May 30, 2024, Valuence Merger Corp. I, a Cayman Islands exempted company (“Valuence”), issued a press release announcing that it has adjourned, without conducting any business, the extraordinary general meeting (“Meeting”) seeking shareholder approval of an extension of the time that it has to consummate an initial business combination (the “Extension Amendment Proposal”). The Meeting will reconvene at 10:00 a.m. Eastern Time, on Monday, June 3, 2024. The Meeting will still be held in person at the offices of White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020.

Shareholders may withdraw redemptions at any time until the vote is taken with respect to the Extension Amendment Proposal. Shareholders may request to reverse their redemption by contacting Valuence’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com)

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

Valuence has filed a definitive proxy statement (the “Proxy Statement”) to be used at the Meeting to approve the Extension Amendment Proposal. Valuence has mailed the Proxy Statement to its shareholders of record as of May 20, 2024 in connection with the Extension Amendment Proposal. Investors and security holders of Valuence are advised to read the Proxy Statement and any amendments thereto, because these documents contain important information about the Extension Amendment Proposal and Valuence. Shareholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Valuence’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: VMCA.info@investor.morrowsodali.com.

Participants in the Solicitation

Valuence and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Amendment Proposal under the rules of the SEC. Information about the directors and executive officers of Valuence and a description of their interests in Valuence and the Extension Amendment Proposal are set forth in Valuence’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024 (the “Annual Report”) and the definitive Proxy Statement, which was filed with the SEC on May 17, 2024. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and the exhibit hereto are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Valuence’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of Valuence’s shareholders for the Extension is not obtained; the inability of Valuence to enter into a definitive agreement with respect to an initial business combination within the time provided in its memorandum and articles of organization; the level of redemptions made by shareholders in connection with the Extension and its impact on the amount of funds available in Valuence’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of Valuence filed, or to be filed, with the SEC. Valuence does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUENCE MERGER CORP. I

	By:	/s/ Sungwoo (Andrew) Hyung
	Name:	Sungwoo (Andrew) Hyung
	Title:	Chief Financial Officer and Director

Dated: May 30, 2024

Exhibit 99.1

Valuence Merger Corp. I Announces Adjournment of Shareholder Meeting to Approve an Extension

NEW YORK, NY, May 30, 2024 – Valuence Merger Corp. I (“Valuence”)(Nasdaq: VMCA), announced today that it has adjourned the extraordinary general meeting (the “Meeting”) seeking shareholder approval of an extension of the time that it has to consummate an initial business combination (the “Extension Amendment Proposal”). The Meeting will reconvene at 10:00 a.m. Eastern Time, on Monday, June 3, 2024. The Meeting will still be held in person at the offices of White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020.

Shareholders may withdraw redemptions at any time until the vote is taken with respect to the Extension Amendment Proposal. Shareholders may request to reverse their redemption by contacting Valuence’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com).

About Valuence Merger Corp. I

Valuence Merger Corp. I is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

Valuence has filed a definitive proxy statement (the “Proxy Statement”) to be used at the Meeting to approve the Extension Amendment Proposal. Valuence has mailed the Proxy Statement to its shareholders of record as of May 20, 2024 in connection with the Extension Amendment Proposal. Investors and security holders of Valuence are advised to read the Proxy Statement and any amendments thereto, because these documents contain important information about the Extension Amendment Proposal and Valuence. Shareholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Valuence’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: VMCA.info@investor.morrowsodali.com.

Participants in the Solicitation

Valuence and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Amendment Proposal under the rules of the SEC. Information about the directors and executive officers of Valuence and a description of their interests in Valuence and the Extension Amendment Proposal are set forth in Valuence’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024 (the “Annual Report”) and the definitive Proxy Statement, which was filed with the SEC on May 17, 2024. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Press Release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Valuence’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of Valuence’s shareholders for the Extension is not obtained; the inability of Valuence to enter into a definitive agreement with respect to an initial business combination within the time provided in its memorandum and articles of organization; the level of redemptions made by shareholders in connection with the Extension and its impact on the amount of funds available in Valuence’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of Valuence filed, or to be filed, with the SEC. Valuence does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Sung Yoon Woo

CEO, Valuence Merger Corp. I

(415) 340-0222

Email: IR@valuencecap.com